UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
November 13, 2009

ARIA INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-142076	26-1650042
(Commission File Number)	(IRS Employer Identification No.)

4821 29th Street, Arlington, VA	22207
(Address of principal executive offices)	(Zip Code)

(703) 835-9693
 (Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of November 13, 2009, Richard A. Smith resigned as Chairman of the Board of Directors and Chief Operating Officer of Aria International Holdings, Inc.  (the “Company”).  Mr. Smith also resigned his employment with any and all subsidiaries and other affiliates of the Company of which he was employed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2009

ARIA INTERNATIONAL HOLDINGS, INC.

By: /s/ Michael A. Crosby
Michael A. Crosby
Chief Executive Officer

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